                                                                    EXHIBIT 10.1


                  SECOND AMENDED AND RESTATED VOTING AGREEMENT


        THIS AMENDED AND RESTATED VOTING AGREEMENT is made as of the th day of September, 1994, by and among SIGNAL PHARMACEUTICALS, INC., a California corporation (the "Company"), Accel IV L.P., Accel Japan, Accel Keiretsu L.P., Accel Investors '93 L.P., Ellmore C. Patterson Partners, Prosper Partners (hereinafter collectively referred to as "Accel Partners"), Kleiner Perkins Caufield & Byers VI and KPCB VI Founders Fund (hereinafter collectively referred to as "Kleiner Perkins Caufield & Byers"), Venrock Associates and Harry F. Hixson, Jr. (together Accel Partners, Kleiner Perkins Caufield & Byers, Venrock Associates and Harry F. Hixson, Jr. may be referred to collectively, as the "Old Investors") and the parties listed on Schedule A, attached hereto, (the "New Investors"). The Old Investors and the New Investors are herein referred to collectively as the "Investors" or the "Voting Parties". All terms not otherwise defined herein shall have the meaning ascribed such terms in the Series C Preferred Stock Purchase Agreement or the Investors' Rights Agreement among the Company and certain investors of even date herewith.

        THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Agreement to Vote. During the term of this Agreement, the Voting Parties agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Shares"), at any regular or special meeting of stockholders of the Company, or, in lieu of any such meeting, to give their written consent, in the election or removal of directors of the Company as provided in this Agreement.

        2.      Election of Directors After the First Closing.

        (a) During the term of this Agreement, with respect to the election of the directors of the Company that the holders of Preferred Stock (voting together as a class) are entitled to elect, the Voting Parties agree to vote to elect (i) one person designated by Accel Partners, such person to initially be Luke Evnin; (ii) one person designated by Venrock Associates, such person to initially be Patrick Latterell; (iii) one person designated by Kleiner Perkins Caufield & Byers, such person to initially be Brook Byers; and (iv) one person designated by InterWest Partners, such person to initially be Arnold Oronsky.

        (b) Notwithstanding the provisions of subsection (a) above, Accel Partners, Venrock Associates, Kleiner Perkins Caufield & Byers, and InterWest Partners, respectively, shall forfeit their right to designate a nominee to the Board of Directors if at any time following the First Closing, such Investor holds less than 50% of the aggregate number of shares of Series C Preferred Stock set forth opposite such Investor's name on Schedule B attached hereto.

        (c) In the event any of Accel Partners, Venrock Associates, Kleiner Perkins Caufield & Byers or InterWest Partners forfeits their right to designate a nominee to the Board of Directors pursuant to subsection (b) above, then the nominee for the resulting vacancy shall be designated by the holders of a majority of the outstanding Preferred Stock and all Voting Parties hereby agree to vote to elect such designee.

        3. Replacement of Director. In the event of any termination or resignation of any Director, the Voting Parties shall take all actions necessary and appropriate to cause such vacancy to be filled in accordance with the provisions hereof.

        4.      Successors in Interest of the Parties.

        (a) The provisions of this Agreement shall be binding upon the successors in interest of the Voting Parties to any of the Shares. The Company shall not permit the transfer of any Shares on its books or issue a new certificate representing any Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Voting Party hereunder.

        (b) Each certificate representing any Shares shall be endorsed by the Company with a legend reading substantially as follows:

        The Shares evidenced hereby are subject to a Voting Agreement dated as of September 8, 1994, (a copy of which may be obtained upon written request from the issuer), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of said Voting Agreement.

        5. Covenants of the Company. So long as the Voting Parties are entitled to the rights granted to them under this Voting Agreement, the Company agrees to use its best efforts to ensure that such rights are effective and that the Voting Parties enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the Directors as provided in Section 2. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Voting Parties assuming exercise and conversion of all



                                       2.

outstanding securities in order to protect the rights of the parties hereunder against impairment.

        6. No Liability for Election of Recommended Directors. Neither the Company, nor the Investors, nor any officer, director, shareholder, partner, employee or agent of such party makes any representation or warranty as to the fitness or competence of any nominee designated pursuant to Section 2 above to serve on the Board of Directors of the Company by virtue of such party's execution of this Voting Agreement or by the act of such party in voting for the nominees.

        7. Grant of Proxy. Should the provisions of this Voting Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and, to the extent permitted by law, are irrevocable for the term of this Voting Agreement.

        8. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Voting Party for the breach of this Voting Agreement by any Voting Party, that this Voting Agreement shall be specifically enforceable, and that any breach or threatened breach of this Voting Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Voting Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

        9. Manner of Voting. The voting of shares pursuant to this Voting Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

        10.     Termination. This Agreement shall terminate upon the earlier of
(i) the date the Company has consummated a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $5.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $12,500,000 of aggregate proceeds, (ii) the date which is ten (10) years after the date of this Agreement, or (iii) the date the Voting Parties lose the right to elect 4 directors to the Board of Directors pursuant to Article III subsection (B)(5) of the Amended and Restated Articles of Incorporation in effect as of the date of the First Closing.

        11. Amendment of Prior Voting Agreement. The undersigned Old Investors, constituting all of the parties to that certain Amended and Restated Voting Agreement dated as of April 12, 1993 by and between the Company and the Old Investors (the "First Amended and Restated Voting Agreement") hereby agree that upon the execution by them of this Agreement, the First Amended and Restated Voting Agreement shall be deemed amended and restated in its entirety to read as set forth in



                                       3.

this Agreement and this Agreement shall supersede in its entirety the First Amended and Restated Voting Agreement.

        12. Amendments and Waivers. Any term hereof, may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the outstanding voting securities held by the Voting Parties (assuming exercise or conversion of all outstanding securities). Any amendment or waiver so effected shall be binding upon the parties hereto.

        13. Stock Splits, Stock Dividends, etc. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the Shares shall become Shares for purposes of this Agreement and shall be endorsed with the legend set forth in Section 5(b) hereof.

        14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        15. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to contracts among California residents entered into and to be performed entirely within California.

        16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17. Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.



                                       4.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


                                        SIGNAL PHARMACEUTICALS, INC.



                                        By: /s/ ALAN J. LEWIS
                                            ------------------------------------
                                            Alan J. Lewis, President


                                        INVESTORS:

                                        ACCEL IV L.P.

                                        By: Accel IV Associates, L.P.
                                        Its General Partner


                                        By:
                                            ------------------------------------
                                            General Partner


                                        ACCEL JAPAN

                                        By: Accel Japan Associates, L.P.
                                            ------------------------------------
                                        Its General Partner


                                        By:
                                            ------------------------------------
                                            General Partner




                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


                                        SIGNAL PHARMACEUTICALS, INC.



                                        By:
                                            ------------------------------------
                                            Alan J. Lewis, President


                                        INVESTORS:

                                        ACCEL IV L.P.

                                        By: Accel IV Associates, L.P.
                                        Its General Partner


                                        By:     [SIG]
                                            ------------------------------------
                                            General Partner


                                        ACCEL JAPAN

                                        By: Accel Japan Associates, L.P.
                                            ------------------------------------
                                        Its General Partner


                                        By:     [SIG]
                                            ------------------------------------
                                            General Partner




                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        ACCEL KEIRETSU L.P.

                                        By: Accel Partners & Co., Inc.
                                            Its General Partner


                                        By:        [SIG]
                                            ------------------------------------
                                            General Partner



                                        ACCEL INVESTORS '93 L.P.


                                        By:        [SIG]
                                            ------------------------------------
                                            General Partner



                                        ELLMORE C. PATTERSON PARTNERS


                                        By:         [SIG]
                                            ------------------------------------
                                            General Partner



                                        PROSPER PARTNERS


                                        By:         [SIG]
                                            ------------------------------------
                                            Attorney-In-Fact






                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        VENROCK ASSOCIATES


                                        By:       [SIG]
                                            ------------------------------------
                                            General Partner












                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        KLEINER PERKINS CAUFIELD & BYERS VI

                                        By: KLEINER PERKINS CAUFIELD &
                                            BYERS VI ASSOCIATES, General
                                            Partner


                                        By:         [SIG]
                                            ------------------------------------



                                        KPCB VI FOUNDERS FUND

                                        By: KLEINER PERKINS CAUFIELD &
                                            BYERS VI ASSOCIATES, General
                                            Partner


                                        By:         [SIG]
                                            ------------------------------------






                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        HIXSON FAMILY TRUST DATED 08/25/86


                                        By: [SIG]
                                            ------------------------------------
                                            Trustee












                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        INTERWEST PARTNERS V

                                        By: [SIG]
                                            ------------------------------------

                                        Its: General Partner
                                             -----------------------------------



                                        INTERWEST INVESTORS V

                                        By: [SIG]
                                            ------------------------------------
                                        Its: General Partner
                                             -----------------------------------












                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        OXFORD BIOSCIENCE PARTNERS L.P.
                                        By:  OBP Management L.P.
                                        Its: General Partner

                                        By:  /s/EDMUND M. OLIVIER
                                             -----------------------------------
                                             Edmund M. Olivier
                                        Its: General Partner


                                        OXFORD BIOSCIENCE PARTNERS
                                        (BERMUDA) LIMITED PARTNERSHIP
                                        By: OBP Management Bermuda) Limited
                                            Partnership
                                        Its: General Partner

                                        By:  /s/EDMUND M. OLIVIER
                                             -----------------------------------
                                             Edmund M. Olivier
                                        Its: General Partner


                                        OXFORD BIOSCIENCE PARTNERS
                                        (ADJUNCT) L.P.
                                        By: OBP Management L.P.
                                        Its: General Partner

                                        By:  /s/EDMUND M. OLIVIER
                                             -----------------------------------
                                             Edmund M. Olivier
                                        Its: General Partner






                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        USVP ENTREPRENEUR PARTNERS II, L.P.

                                        By Presidio Management Group IV, L.P.
                                        Its General Partner

                                        By:  [SIG]
                                            ------------------------------------
                                        Its: Attorney In Fact
                                             -----------------------------------


                                        SECOND VENTURES II, L.P.

                                        By Presidio Management Group IV, L.P.
                                        Its General Partner

                                        By:  [SIG]
                                            ------------------------------------
                                        Its: Attorney In Fact
                                             -----------------------------------


                                        U.S. VENTURE PARTNERS IV, L.P.

                                        By Presidio Management Group IV, L.P.
                                        Its General Partner

                                        By:  [SIG]
                                            ------------------------------------
                                        Its: Attorney In Fact
                                             -----------------------------------






                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                        VERTICAL MEDICAL PARTNERS, L.P.


                                        By:  [SIG]
                                             -----------------------------------
                                        Its: General Partner
                                             -----------------------------------












                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                                   SCHEDULE A


InterWest Partners V, Interwest Investors V (InterWest Partners V and InterWest Investors V, collectively, "InterWest")
Oxford Bioscience Partners L.P.
Oxford Bioscience Partners (Bermuda) Limited Partnership
Oxford Bioscience Partners (Adjunct) L.P.
USVP Entrepreneur Partners II, L.P.
Second Ventures II, L.P.
U.S. Venture Partners IV, L.P.
Vertical Medical Partners, L.P.












                      SIGNATURE PAGE FOR SECOND AMENDED AND
                            RESTATED VOTING AGREEMENT

                          SIGNAL PHARMACEUTICALS, INC.

                              AGREEMENT TO BE BOUND
                                 BY THE TERMS OF
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT


        Reference is made to that certain Second Amended and Restated Voting Agreement (the "Voting Agreement"), dated as of September 8, 1994, between Signal Pharmaceuticals, Inc. (the "Company") and certain investors, including the Hixson Family Trust dated August 25, 1986 (the "Trust"), which placed certain restrictions on the voting and transfer of all of the Series A, Series B, and Series C Preferred Shares of the Company owned by the Trust (the "Shares"). A copy of the Voting Agreement is attached hereto as Exhibit A.

        WHEREAS, the Voting Agreement provides that the Shares may not be transferred by the Trust, as represented by its trustee, Harry F. Hixson, Jr., unless the transferee agrees to be bound by the provisions of the Voting Agreement; and

        WHEREAS, pursuant to the terms of a dissolution of marriage judgment, the Trust is seeking to transfer (i) sixty-two thousand five hundred (62,500) shares of Series A Preferred Stock, (ii) one hundred twenty-five thousand (125,000) shares of Series B Preferred Stock, and (iii) one hundred ten thousand (110,000) shares of Series C Preferred Stock (the "Transferred Shares") to the undersigned;

        NOW, THEREFORE, to induce the Company to effect the transfer of the Transferred Shares to the undersigned:

        1. The undersigned hereby agrees to be bound by all of the provisions of the Voting Agreement as if the undersigned was an original signatory thereto and hereby acknowledges that, notwithstanding the transfer of such Transferred Shares to the undersigned, such Transferred Shares shall remain subject to the restrictions on transfer, voting rights and all of the other provisions of the Voting Agreement.

        2. The undersigned understands and agrees that all certificates evidencing the Settlement Shares to be issued to the undersigned may bear the following legend:

        THE SHARES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN VOTING AGREEMENT(S) AS AMENDED FROM TIME TO TIME (COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT(S).

Dated as of August ____, 1997


                                        ----------------------------------------
                                        GEORGIANA B. HIXSON
                                        1 Moss Landing
                                        Laguna Niguel, CA  92677

                                   EXHIBIT A

                                VOTING AGREEMENT

                          SIGNAL PHARMACEUTICALS, INC.

                              AGREEMENT TO BE BOUND
                                 BY THE TERMS OF
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT


        Reference is made to that certain Second Amended and Restated Voting Agreement (the "Voting Agreement"), dated as of September 8, 1994, between Signal Pharmaceuticals, Inc. (the "Company") and certain investors, including the Hixson Family Trust dated August 25, 1986 (the "Trust"), which placed certain restrictions on the voting and transfer of all of the Series A, Series B, and Series C Preferred Shares of the Company owned by the Trust (the "Shares"). A copy of the Voting Agreement is attached hereto as Exhibit A.

        WHEREAS, the Voting Agreement provides that the Shares may not be transferred by the Trust, as represented by its trustee, Harry F. Hixson, Jr., unless the transferee agrees to be bound by the provisions of the Voting Agreement; and

        WHEREAS, pursuant to the terms of a dissolution of marriage judgment, the Trust is seeking to transfer (i) sixty-two thousand five hundred (62,500) shares of Series A Preferred Stock, (ii) one hundred twenty-five thousand (125,000) shares of Series B Preferred Stock, and (iii) one hundred ten thousand (110,000) shares of Series C Preferred Stock (collectively, the "Transferred Shares") to the undersigned;

        NOW, THEREFORE, to induce the Company to effect the transfer of the Transferred Shares to the undersigned:

        1. The undersigned hereby agrees to be bound by all of the provisions of the Voting Agreement as if the undersigned was an original signatory thereto and hereby acknowledges that, notwithstanding the transfer of such Transferred Shares to the undersigned, such Transferred Shares shall remain subject to the restrictions on transfer, voting rights and all of the other provisions of the Voting Agreement.

        2. The undersigned understands and agrees that all certificates evidencing the Settlement Shares to be issued to the undersigned may bear the following legend:

        THE SHARES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN VOTING AGREEMENT(S) AS AMENDED FROM TIME TO TIME (COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT(S).

Dated as of August ____, 1997


                                        ----------------------------------------
                                        HARRY F. HIXSON, JR., TRUSTEE
                                        HARRY F. HIXSON, JR. SEPARATE PROPERTY
                                        TRUST DATED 12/15/95

                                    EXHIBIT A

                                VOTING AGREEMENT